UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2006
THE DUN & BRADSTREET CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

103 JFK Parkway, Short Hills, New Jersey	07078

(Address of principal executive offices)	(Zip Code)
(973) 921-5500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page
Item 2.02. Results of Operations and Financial Condition.	1
Item 9.01. Financial Statements and Exhibits.	1
SIGNATURES	2
EXHIBIT INDEX	3
EX-99.1: PRESS RELEASE
EX-99.1: PRESS RELEASE
PURPOSE OF FILING
The purpose of this filing is to report to you that we have issued a press release announcing our financial results for the first quarter ended March 31, 2006.
(i)

Item 2.02. Results of Operations and Financial Condition.
     On May 3, 2006, we issued a press release announcing our financial results for the first quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 2.02 by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information provided pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit	Description
99.1	Press Release of The Dun & Bradstreet Corporation, dated May 3, 2006 (furnished pursuant to Item 2.02).

1

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

	By:	/s/ David J. Lewinter

David J. Lewinter, Esq.
Senior Vice President, General Counsel,
Global Reengineering & Corporate Secretary

DATE: May 3, 2006

2

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of The Dun & Bradstreet Corporation, dated May 3, 2006 (furnished pursuant to Item 2.02).

3